UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2024

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

The press release announcing the management transition described in Item 8.01 of this Current Report on Form 8-K (“Current Report”) is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On November 18, 2024, Triton International Limited (the “Company”) announced that John O’Callaghan, Executive Vice President, Global Head of Field Marketing and Operations, intends to retire from his current role, effective December 31, 2024. Mr. O’Callaghan will remain with the Company in the role of Executive Vice President, Director, through the end of 2026, and will join the Company’s Board of Directors, effective January 1, 2025. Effective January 1, 2025, Filip De Bruin, who has been with the Company for over 30 years, will assume the role of Senior Vice President, Global Marketing and Field Operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Triton International Limited dated November 18, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: November 18, 2024	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary

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